DUFF & PHELPS REPORTS 2011
SECOND QUARTER RESULTS
AND DECLARES QUARTERLY DIVIDEND

HIGHLIGHTS:
-	Quarterly revenues of $91.0 million including reimbursable expenses and $87.9 million excluding reimbursable expenses
-	Adjusted EBITDA(1) of $12.4 million, representing a 14.1% margin
-	Adjusted Pro Forma Net Income(1) of $0.15 per share
-
Acquired Growth Capital Partners, a Texas-based investment banking firm focusing on transactions in the middle market and complementing the firm's expertise in the energy, mining and infrastructure industries

-	Repurchased 550,798 shares of Class A common stock during the quarter for an aggregate purchase price of $7.8 million as part of our publicly announced program
-	Declares a quarterly dividend of $0.08 per share of Class A common stock

NEW YORK, July 27, 2011 – Duff & Phelps Corporation (NYSE: DUF), a leading independent financial advisory and investment banking firm, today announced its second quarter 2011 financial results and declared a quarterly dividend.

Results
For the quarter ended June 30, 2011, revenues excluding reimbursable expenses decreased $0.9 million or 1.0% to $87.9 million, compared to $88.7 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $12.4 million, representing 14.1% of revenues excluding reimbursable expenses, compared to $14.6 million for the corresponding prior year quarter, representing 16.5% of revenues excluding reimbursable expenses.  Adjusted EBITDA excludes a $0.9 million restructuring charge incurred during the current period quarter related to office consolidations of underutilized space.  Net income attributable to Duff & Phelps Corporation was $3.4 million, or $0.12 per share of Class A common stock on a fully diluted basis, compared to $2.5 million, or $0.09 per share for the corresponding prior year quarter.  Adjusted Pro Forma Net Income(1) was $5.8 million, or $0.15 per share on a fully exchanged, fully diluted basis, compared to $7.2 million, or $0.19 per share, for the corresponding prior year quarter.  Adjusted Pro Forma Net Income excludes a $0.01 per share restructuring charge incurred during the current period quarter related to office consolidations of underutilized space.

For the six months ended June 30, 2011, revenues excluding reimbursable expenses decreased $5.0 million or 2.8% to $172.9 million, compared to $177.9 million for the corresponding prior year period.  Adjusted EBITDA(1) for the period was $25.1 million, representing 14.5% of revenues excluding reimbursable expenses, compared to $30.1 million for the corresponding prior year period, representing 16.9% of revenues excluding reimbursable expenses.  Adjusted EBITDA excludes a $0.9 million restructuring charge incurred during the six months ended June 30, 2011 related to office consolidations of underutilized space.  Net income attributable to Duff & Phelps Corporation was $7.5 million, or $0.26 per share of Class A common stock on a fully diluted basis, compared to $6.8 million, or $0.25 for the corresponding prior year period.  Adjusted Pro Forma Net Income(1) was $11.8 million, or $0.30 per share on a fully exchanged, fully diluted basis, compared to $14.5 million, or $0.37 per share, for the corresponding prior year period.  Adjusted Pro Forma Net Income excludes a $0.01 per share restructuring charge incurred during the six months ended June 30, 2011 related to office consolidations of underutilized space.

“We saw continued growth throughout our Alternative Asset Advisory segment and in our Dispute Consulting business, and a productive quarter for our Tax Services business,” said Noah Gottdiener, chief executive officer.  “As anticipated, this was offset by a decline in restructuring activity and timing of M&A success fees, as well as lower international revenues.  Looking to the rest of the year, we expect to see continued strength in several of our businesses and a more meaningful contribution from M&A success fees."

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.08 per share on its outstanding Class A common stock.  The dividend is payable on August 26, 2011 to shareholders of record on August 16, 2011.  Concurrent with the payment of the dividend, the Company will also be distributing $0.08 per unit to holders of New Class A Units.

Earnings Call Webcast

As previously announced, Duff & Phelps will host a conference call today, July 27, 2011, at 5:00 p.m. EDT to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/.
__________
(1)	Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures. See definitions and disclosures herein.

About Duff & Phelps

As a leading global provider of financial advisory and investment banking services, Duff & Phelps balances analytical skills, deep market insight and independence to help clients make sound decisions.  The firm provides expertise in the areas of valuation, transactions, financial restructuring, alternative assets, disputes and taxation, with more than 1,000 employees serving clients from offices in North America, Europe and Asia.  Investment banking services in the United States are provided by Duff & Phelps Securities, LLC.  Investment banking services in the United Kingdom and Germany are provided by Duff & Phelps Securities Ltd.  Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority.  Investment banking services in France are provided by Duff & Phelps SAS.  For more information, visit www.duffandphelps.com.  (NYSE: DUF)

Non-GAAP Financial Measures

Adjusted EBITDA, Adjusted Pro Forma Net Income, and Adjusted Pro Forma Net Income per share are non-GAAP financial measures.  We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income or loss attributable to Duff & Phelps Corporation for (a) net income or loss attributable to noncontrolling interest, (b) provision for income taxes, (c) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (d) equity-based compensation associated with the Legacy Units of D&P Acquisitions, a significant portion of which is due to certain onetime grants associated with acquisitions prior to our IPO, and options to purchase shares of the Company's Class A common stock granted in connection with the IPO, (e) restructuring charges, impairment charges, acquisition retention expenses and other merger and acquisition costs, which are generally non-recurring in nature or are related to deferred payments associated with prior acquisitions, and (f) costs incurred from the realignment of our senior management which are generally non-recurring in nature and primarily include cash severance and charges from the accounting impact of the acceleration of vesting of restricted stock awards.

Given the level of acquisition activity during the period prior to our IPO, and related capital investments and one time equity grants associated with acquisitions during the period (which we do not expect to incur at the same levels post IPO) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry.  The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors.  In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our credit facility.  Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss.  Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

Adjusted EBITDA, as defined by the Company and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) provision for income taxes, (c) other expense/(income), net, (d) depreciation and amortization, (e) charges from impairment of intangible assets, (f) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (g) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, (h) acquisition retention expenses, (i) restructuring charges and (j) merger and acquisition costs:

Reconciliation of Adjusted EBITDA

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Net income attributable to Duff & Phelps Corporation	$3,424	$2,507	$7,537	$6,780
Net income attributable to noncontrolling interest	2,223	2,111	4,601	5,406
Provision for income taxes	2,556	2,506	5,620	6,156
Other expense/(income), net	64	270	86	323
Depreciation and amortization	2,567	2,350	5,056	4,843
Equity-based compensation associated with Legacy Units and IPO Options	56	1,494	473	2,577
Acquisition retention expenses	297	-	379	-
Restructuring charges	904	-	904	-
Merger and acquisition costs	272	321	466	321
Charge from realignment of senior management	-	3,040	-	3,040
Charge from impairment of certain intangible assets	-	-	-	674
Adjusted EBITDA	$12,363	$14,599	$25,122	$30,120

Adjusted Pro Forma Net Income, as defined by Duff & Phelps and reconciled below, consists of net income or loss attributable to Duff & Phelps Corporation before (a) net income or loss attributable to the noncontrolling interest, (b) a non-recurring charge from the repayment and subsequent termination of our former credit agreement, (c) equity-based compensation associated with Legacy Units and IPO Options included in both compensation and benefits and in selling, general and administrative expenses, (d) acquisition retention expenses, (e) cash severance and equity-compensation expense from the acceleration of vesting of restricted stock awards due to the realignment of our senior management, (f) restructuring charges, (g) merger and acquisition costs, and less (h) pro forma corporate income tax applied at an assumed rate as specified in the applicable footnote (such assumed pro forma corporate income tax rate may fluctuate between periods and may include true-ups relating to prior periods, based on management estimates and judgments).  Adjusted Pro Forma Net Income per share, as defined by Duff & Phelps, consists of Adjusted Pro Forma Net Income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards and units and performance-vesting restricted stock awards and units issued in connection with the Company's ongoing long-term compensation program (“Ongoing RSAs”).

Reconciliation of Adjusted Pro Forma Net Income

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Net income attributable to Duff & Phelps Corporation	$3,424	$2,507	$7,537	$6,780
Net income attributable to noncontrolling interest(a)	2,223	2,111	4,601	5,406
Equity-based compensation associated with Legacy Units and IPO Options(b)	56	1,494	473	2,577
Acquisition retention expenses(c)	297	-	379	-
Restructuring charges(d)	904	-	904	-
Merger and acquisition costs(d)	272	321	466	321
Charge from realignment of senior management(d)	-	3,040	-	3,040
Adjustment to provision for income taxes(e)	(1,405)	(2,270)	(2,512)	(3,639)

Adjusted Pro Forma Net Income, as defined	$5,771	$7,203	$11,848	$14,485

Fully diluted weighted average shares of Class A common stock	28,067	25,754	28,095	25,903
Weighted average New Class A Units outstanding	10,947	12,927	11,038	12,947
Pro forma fully exchanged, fully diluted shares outstanding(f)	39,014	38,681	39,133	38,850

Adjusted Pro Forma Net Income per fully exchanged, fully diluted share outstanding	$0.15	$0.19	$0.30	$0.37
__________________________
(a)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(b)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(c)
Represents elimination of acquisition retention expenses which resulted from expense incurred from certain restricted stock awards that were granted in conjunction with the closing of certain of our acquisitions.

(d)	Represents elimination of the following: restructuring charges, merger and acquisition costs or the charge incurred from the realignment of senior management.
(e)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.7% and 40.3% for the full year, respectively, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

(f)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and the dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

Adjusted EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Net Income per share are non-GAAP financial measures which are not prepared in accordance with, and should not be considered alternatives to measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  In addition, it should be noted that companies calculate Adjusted EBITDA and Adjusted Pro Forma Net Income differently and, therefore, Adjusted EBITDA and Adjusted Pro Forma Net Income as presented for us may not be comparable to Adjusted EBITDA and Adjusted Pro Forma Net Income reported by other companies.

Disclosure Regarding Forward-Looking Statements

Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance.  The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations.  The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2010 and any subsequent filings of our Quarterly Reports on Form 10-Q.  The forward-looking statements included in this press release are made only as of the date this press release was issued.  The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor Relations
Marty Dauer
+1 212 871 7700
investor.relations@duffandphelps.com

Media Relations
Alex Wolfe
+1 212 871 9087
alex.wolfe@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Revenues	$87,886	$88,742	$172,932	$177,906
Reimbursable expenses	3,074	1,962	4,966	4,760
Total revenues	90,960	90,704	177,898	182,666

Direct client service costs
Compensation and benefits (includes $4,130 and $4,215 of equity-based compensation for the three months ended June 30, 2011 and 2010, respectively, and $9,065 and $7,932 for the six months ended June 30,
2011 and 2010, respectively)	49,059	50,415	95,967	99,013
Other direct client service costs	1,480	1,881	2,909	3,869
Acquisition retention expenses (includes $297 and $379 of equity-based
compensation for the three and six months ended June 30, 2011)	297	-	379	-
Reimbursable expenses	3,132	2,039	5,069	4,893
	53,968	54,335	104,324	107,775

Operating expenses
Selling, general and administrative (includes $769 and $2,005 of equity-
based compensation for the three months ended June 30, 2011 and
2010, respectively, and $2,292 and $3,458 for the six months ended
June 30, 2011 and 2010, respectively)	24,982	26,304	49,304	50,388
Depreciation and amortization	2,567	2,350	5,056	4,843
Restructuring charges	904	-	904	-
Merger and acquisition costs	272	321	466	321
Charge from impairment of certain intangible assets	-	-	-	674
	28,725	28,975	55,730	56,226

Operating income	8,267	7,394	17,844	18,665

Other expense/(income), net
Interest income	(27)	(53)	(55)	(77)
Interest expense	91	76	148	168
Other expense/(income)	-	247	(7)	232
	64	270	86	323

Income before income taxes	8,203	7,124	17,758	18,342

Provision for income taxes	2,556	2,506	5,620	6,156

Net income	5,647	4,618	12,138	12,186

Less: Net income attributable to noncontrolling interest	2,223	2,111	4,601	5,406

Net income attributable to Duff & Phelps Corporation	$3,424	$2,507	$7,537	$6,780

Weighted average shares of Class A common stock outstanding
Basic	27,296	25,058	27,104	25,022
Diluted	28,067	25,754	28,095	25,903

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.12	$0.10	$0.27	$0.26
Diluted	$0.12	$0.09	$0.26	$0.25

Cash dividends declared per common share	$0.08	$0.06	$0.16	$0.11

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
YEAR-OVER-YEAR SUMMARY OF REVENUES BY SEGMENT
(In thousands)
(Unaudited)

														Variance		Variance
	2009					2010					2011			Q2 2011 vs Q2 2010		H1 2011 vs H1 2010
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$42,990	$37,360	$33,726	$37,884	$151,960	$38,178	$35,712	$34,013	$38,992	$146,895	$37,614	$32,604	$70,218	$(3,108)	(8.7%)	$(3,672)	(5.0%)
Tax Services	10,878	11,972	15,045	10,007	47,902	9,447	12,089	11,157	10,631	43,324	7,547	15,128	22,675	3,039	25.1%	1,139	5.3%
Dispute & Legal
Management Consulting	9,643	12,162	12,897	12,518	47,220	9,415	9,316	10,571	11,760	41,062	13,436	13,005	26,441	3,689	39.6%	7,710	41.2%
	63,511	61,494	61,668	60,409	247,082	57,040	57,117	55,741	61,383	231,281	58,597	60,737	119,334	3,620	6.3%	5,177	4.5%

Alternative Asset Advisory
Portfolio Valuation	6,295	4,338	5,858	5,662	22,153	5,482	4,642	4,455	5,216	19,795	6,519	6,220	12,739	1,578	34.0%	2,615	25.8%
Complex Asset Solutions	4,148	5,159	5,201	4,663	19,171	4,126	3,355	2,481	3,512	13,474	5,321	4,125	9,446	770	23.0%	1,965	26.3%
Due Diligence	1,553	1,893	2,352	2,384	8,182	2,170	2,439	3,072	3,085	10,766	1,645	4,070	5,715	1,631	66.9%	1,106	24.0%
	11,996	11,390	13,411	12,709	49,506	11,778	10,436	10,008	11,813	44,035	13,485	14,415	27,900	3,979	38.1%	5,686	25.6%

Investment Banking
M&A Advisory	2,079	2,375	4,409	6,982	15,845	3,682	3,144	4,604	11,289	22,719	1,450	1,853	3,303	(1,291)	(41.1%)	(3,523)	(51.6%)
Transaction Opinions	6,101	6,180	2,714	6,081	21,076	6,823	6,041	6,711	9,328	28,903	8,231	7,266	15,497	1,225	20.3%	2,633	20.5%
Global Restructuring Advisory	5,578	8,614	11,038	12,164	37,394	9,841	12,004	7,363	9,400	38,608	3,283	3,615	6,898	(8,389)	(69.9%)	(14,947)	(68.4%)
	13,758	17,169	18,161	25,227	74,315	20,346	21,189	18,678	30,017	90,230	12,964	12,734	25,698	(8,455)	(39.9%)	(15,837)	(38.1%)

Total Revenues	$89,265	$90,053	$93,240	$98,345	$370,903	$89,164	$88,742	$84,427	$103,213	$365,546	$85,046	$87,886	$172,932	$(856)	(1.0%)	$(4,974)	(2.8%)

Note:  Effective January 1, 2011, we renamed our Corporate Finance Consulting segment Alternative Asset Advisory.  This new name more appropriately defines the services offered by this segment.  Concurrent with this change, our Financial Engineering service line was renamed Complex Asset Solutions to more clearly describe the nature of services offered.  In addition, our Alternative Asset Advisory segment previously included services associated with Strategic Value Advisory.  This service line was primarily integrated into Valuation Advisory.  As a result, prior period results have been restated to reflect this change.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Financial Advisory
Revenues (excluding reimbursables)	$60,737	$57,117	$119,334	$114,157
Segment operating income	$9,787	$7,931	$19,369	$15,637
Segment operating income margin	16.1%	13.9%	16.2%	13.7%

Alternative Asset Advisory
Revenues (excluding reimbursables)	$14,415	$10,436	$27,900	$22,214
Segment operating income	$3,302	$1,695	$6,524	$4,509
Segment operating income margin	22.9%	16.2%	23.4%	20.3%

Investment Banking
Revenues (excluding reimbursables)	$12,734	$21,189	$25,698	$41,535
Segment operating income	$(668)	$5,050	$(668)	$10,107
Segment operating income margin	(5.2)%	23.8%	(2.6)%	24.3%

Total
Revenues (excluding reimbursables)	$87,886	$88,742	$172,932	$177,906

Segment operating income	$12,421	$14,676	$25,225	$30,253
Net client reimbursable expenses	(58)	(77)	(103)	(133)
Equity-based compensation from
Legacy Units and IPO Options	(56)	(1,494)	(473)	(2,577)
Depreciation and amortization	(2,567)	(2,350)	(5,056)	(4,843)
Acquisition retention expenses	(297)	-	(379)	-
Restructuring charges	(904)	-	(904)	-
Merger and acquisition costs	(272)	(321)	(466)	(321)
Charge from realignment of senior management	-	(3,040)	-	(3,040)
Charge from impairment of certain intangible assets	-	-	-	(674)
Operating income	$8,267	$7,394	$17,844	$18,665

______________________________________________________________

Average Client Service Professionals(1)
Financial Advisory	562	594	567	617
Alternative Asset Advisory	94	85	90	88
Investment Banking	128	127	129	129
Total	784	806	786	834

End of Period Client Service Professionals(1)
Financial Advisory	552	576	552	576
Alternative Asset Advisory	97	81	97	81
Investment Banking	131	125	131	125
Total	780	782	780	782

Revenue per Client Service Professional
Financial Advisory	$108	$96	$210	$185
Alternative Asset Advisory	$153	$123	$310	$252
Investment Banking	$99	$167	$199	$322
Total	$112	$110	$220	$213

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2011	2010	2011	2010
Utilization(2)
Financial Advisory	67.6%	63.4%	71.3%	64.0%
Alternative Asset Advisory	61.5%	56.9%	61.7%	58.4%

Rate-Per-Hour(3)
Financial Advisory	$363	$358	$338	$343
Alternative Asset Advisory	$515	$460	$522	$489

______________________________________________________________

Revenues (excluding reimbursables)
Financial Advisory	$60,737	$57,117	$119,334	$114,157
Alternative Asset Advisory	14,415	10,436	27,900	22,214
Investment Banking	12,734	21,189	25,698	41,535
Total	$87,886	$88,742	$172,932	$177,906

Average Managing Directors(1)
Financial Advisory	93	97	93	98
Alternative Asset Advisory	25	25	25	25
Investment Banking	41	41	40	41
Total	159	163	158	164

End of Period Managing Directors(1)
Financial Advisory	91	99	91	99
Alternative Asset Advisory	25	24	25	24
Investment Banking	43	40	43	40
Total	159	163	159	163

Revenue per Managing Director
Financial Advisory	$653	$589	$1,283	$1,165
Alternative Asset Advisory	$577	$417	$1,116	$889
Investment Banking	$311	$517	$642	$1,013
Total	$553	$544	$1,095	$1,085

____________________________________

(1)	Headcount figures exclude 22 client service professionals of which seven are managing directors added in conjunction with our acquisition of Growth Capital Partners effective June 30, 2011.

(2)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days.  Utilization excludes client service professionals associated with certain property tax services due to the nature of the work performed and client service professionals from certain acquisitions prior to their transition to the Company’s financial system.

(3)
Average billing rate-per-hour is calculated by dividing revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period.  Financial Advisory revenues used to calculate rate-per-hour exclude revenues associated with certain property tax engagements.  The average billing rate excludes certain hours from our acquisitions prior to their transition to the Company’s financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	2009					2010					2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total
Financial Advisory
Revenues (excluding reimbursables)	$63,511	$61,494	$61,668	$60,409	$247,082	$57,040	$57,117	$55,741	$61,383	$231,281	$58,597	$60,737	$119,334
Segment operating income	$10,209	$10,800	$9,601	$7,330	$37,940	$7,706	$7,931	$6,568	$7,614	$29,819	$9,582	$9,787	$19,369
Segment operating income margin	16.1%	17.6%	15.6%	12.1%	15.4%	13.5%	13.9%	11.8%	12.4%	12.9%	16.4%	16.1%	16.2%

Alternative Asset Advisory
Revenues (excluding reimbursables)	$11,996	$11,390	$13,411	$12,709	$49,506	$11,778	$10,436	$10,008	$11,813	$44,035	$13,485	$14,415	$27,900
Segment operating income	$3,392	$2,717	$4,643	$2,719	$13,471	$2,814	$1,695	$1,929	$2,770	$9,208	$3,222	$3,302	$6,524
Segment operating income margin	28.3%	23.9%	34.6%	21.4%	27.2%	23.9%	16.2%	19.3%	23.4%	20.9%	23.9%	22.9%	23.4%

Investment Banking
Revenues (excluding reimbursables)	$13,758	$17,169	$18,161	$25,227	$74,315	$20,346	$21,189	$18,678	$30,017	$90,230	$12,964	$12,734	$25,698
Segment operating income	$1,543	$3,288	$2,364	$8,038	$15,233	$5,057	$5,050	$3,665	$8,289	$22,061	$-	$(668)	$(668)
Segment operating income margin	11.2%	19.2%	13.0%	31.9%	20.5%	24.9%	23.8%	19.6%	27.6%	24.4%	0.0%	(5.2)%	(2.6)%

Total
Revenues (excluding reimbursables)	$89,265	$90,053	$93,240	$98,345	$370,903	$89,164	$88,742	$84,427	$103,213	$365,546	$85,046	$87,886	$172,932

Segment operating income	$15,144	$16,805	$16,608	$18,087	$66,644	$15,577	$14,676	$12,162	$18,673	$61,088	$12,804	$12,421	$25,225
Net client reimbursable expenses	22	(11)	(74)	(12)	(75)	(56)	(77)	73	(2)	(62)	(45)	(58)	(103)
Equity-based compensation from Legacy Units and IPO Options	(3,253)	(4,481)	(3,229)	(1,474)	(12,437)	(1,083)	(1,494)	(391)	(431)	(3,399)	(417)	(56)	(473)
Depreciation and amortization	(2,562)	(2,556)	(2,594)	(2,532)	(10,244)	(2,493)	(2,350)	(2,567)	(2,506)	(9,916)	(2,489)	(2,567)	(5,056)
Acquisition retention expenses	-	-	-	-	-	-	-	-	(11)	(11)	(82)	(297)	(379)
Restructuring charges	-	-	-	-	-	-	-	-	-	-	-	(904)	(904)
Merger and acquisition costs	-	-	-	-	-	-	(321)	(76)	(307)	(704)	(194)	(272)	(466)
Charge from realignment of senior management	-	-	-	-	-	-	(3,040)	-	(60)	(3,100)	-	-	-
Charge from impairment of certain intangible assets	-	-	-	-	-	(674)	-	-	-	(674)	-	-	-
Operating income	$9,351	$9,757	$10,711	$14,069	$43,888	$11,271	$7,394	$9,201	$15,356	$43,222	$9,577	$8,267	$17,844

Utilization
Financial Advisory	66.1%	62.4%	63.0%	71.0%	65.5%	64.6%	63.4%	65.9%	76.0%	67.3%	75.0%	67.6%	71.3%
Alternative Asset Advisory	57.8%	59.3%	69.2%	71.4%	64.3%	60.1%	56.9%	63.3%	68.4%	62.0%	62.0%	61.5%	61.7%

Rate-Per-Hour
Financial Advisory	$305	$326	$332	$313	$319	$329	$358	$344	$346	$344	$315	$363	$338
Alternative Asset Advisory	$487	$434	$458	$428	$451	$517	$460	$478	$468	$481	$529	$515	$522

Note:
Effective January 1, 2011, we renamed our Corporate Finance Consulting segment Alternative Asset Advisory.  This new name more appropriately defines the services offered by this segment.  Concurrent with this change, our Financial Engineering service line was renamed Complex Asset Solutions to more clearly describe the nature of services offered.  In addition, our Alternative Asset Advisory segment previously included services associated with Strategic Value Advisory.  This service line was primarily integrated into Valuation Advisory.  As a result, prior period results have been restated to reflect this change.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except utilization, rate-per-hour and headcount data)
(Unaudited)

	2009					2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Average Client Service Professionals
Financial Advisory	732	692	678	663	692	640	594	574	572	596	574	562	567
Alternative Asset Advisory	98	100	98	94	97	92	85	79	78	83	87	94	90
Investment Banking	136	135	130	131	133	131	127	124	129	128	129	128	129
	966	927	906	888	922	863	806	777	779	807	790	784	786

End of Period Client Service Professionals
Financial Advisory	714	675	677	654		614	576	583	572		571	552
Alternative Asset Advisory	97	101	95	93		88	81	78	85		90	97
Investment Banking	137	131	130	131		128	125	128	128		127	131
	948	907	902	878		830	782	789	785		788	780

	2009					2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Average Managing Directors
Financial Advisory	107	105	102	100	103	98	97	97	94	96	94	93	93
Alternative Asset Advisory	24	24	24	22	23	25	25	24	24	24	26	25	25
Investment Banking	36	39	40	40	39	40	41	40	39	40	39	41	40
	167	168	166	162	165	163	163	161	157	160	159	159	158

End of Period Managing Directors
Financial Advisory	107	103	100	100		94	99	95	93		94	91
Alternative Asset Advisory	24	24	22	23		25	24	23	26		26	25
Investment Banking	38	38	40	40		39	40	40	38		39	43
	169	165	162	163		158	163	158	157		159	159

Revenues
Financial Advisory	$63,511	$61,494	$61,668	$60,409	$247,082	$57,040	$57,117	$55,741	$61,383	$231,281	$58,597	$60,737	$119,334
Alternative Asset Advisory	11,996	11,390	13,411	12,709	49,506	11,778	10,436	10,008	11,813	44,035	13,485	14,415	27,900
Investment Banking	13,758	17,169	18,161	25,227	74,315	20,346	21,189	18,678	30,017	90,230	12,964	12,734	25,698
Total	$89,265	$90,053	$93,240	$98,345	$370,903	$89,164	$88,742	$84,427	$103,213	$365,546	$85,046	$87,886	$172,932

Revenue per Client Service Professional
Financial Advisory	$87	$89	$91	$91	$357	$89	$96	$97	$107	$388	$102	$108	$210
Alternative Asset Advisory	$122	$114	$137	$135	$510	$128	$123	$127	$151	$531	$155	$153	$310
Investment Banking	$101	$127	$140	$193	$559	$155	$167	$151	$233	$705	$100	$99	$199
Total	$92	$97	$103	$111	$402	$103	$110	$109	$132	$453	$108	$112	$220

Revenue per Managing Director
Financial Advisory	$594	$586	$605	$604	$2,399	$582	$589	$575	$653	$2,409	$623	$653	$1,283
Alternative Asset Advisory	$500	$475	$559	$578	$2,152	$471	$417	$417	$492	$1,835	$519	$577	$1,116
Investment Banking	$382	$440	$454	$631	$1,906	$509	$517	$467	$770	$2,256	$332	$311	$642
Total	$535	$536	$562	$607	$2,248	$547	$544	$524	$657	$2,285	$535	$553	$1,095

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	June 30,	December 31,
	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$69,475	$113,328
Accounts receivable (net of allowance for doubtful accounts of $1,750 and $1,347
at June 30, 2011 and December 31, 2010, respectively)	60,243	60,358
Unbilled services	41,418	23,101
Prepaid expenses and other current assets	11,634	7,479
Net deferred income taxes, current	485	2,555
Total current assets	183,255	206,821

Property and equipment (net of accumulated depreciation of $29,511 and $26,375
at June 30, 2011 and December 31, 2010, respectively)	31,071	29,250
Goodwill	147,150	139,170
Intangible assets (net of accumulated amortization of $22,705 and $20,656
at June 30, 2011 and December 31, 2010, respectively)	30,786	30,407
Other assets	4,453	2,638
Investments related to deferred compensation plan	25,124	23,151
Net deferred income taxes, non-current	114,464	116,789
Total non-current assets	353,048	341,405

Total assets	$536,303	$548,226

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,866	$2,397
Accrued expenses	8,208	11,254
Accrued compensation and benefits	12,746	39,875
Liability related to deferred compensation plan, current portion	540	1,314
Deferred revenues	3,949	2,427
Other current liabilities	-	430
Due to noncontrolling unitholders, current portion	5,640	5,640
Total current liabilities	33,949	63,337

Liability related to deferred compensation plan, less current portion	24,986	21,764
Other long-term liabilities	18,720	16,676
Due to noncontrolling unitholders, less current portion	105,638	103,885
Total non-current liabilities	149,344	142,325

Total liabilities	183,293	205,662

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 31,648 and 30,166
shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively)	316	302
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 10,818 and 11,151
shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively)	1	1
Additional paid-in capital	240,782	232,644
Accumulated other comprehensive income	3,049	1,400
Retained earnings	19,491	16,923
Total stockholders' equity of Duff & Phelps Corporation	263,639	251,270
Noncontrolling interest	89,371	91,294
Total stockholders' equity	353,010	342,564
Total liabilities and stockholders' equity	$536,303	$548,226

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,	June 30,
	2011	2010
Cash flows from operating activities:
Net income	$12,138	$12,186

Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	5,056	4,843
Equity-based compensation	11,736	11,390
Bad debt expense	1,347	809
Net deferred income taxes	6,151	5,364
Other	359	801
Changes in assets and liabilities providing/(using) cash:
Accounts receivable	(1,148)	5,316
Unbilled services	(18,317)	(4,823)
Prepaid expenses and other current assets	(285)	(1,699)
Other assets	(381)	728
Accounts payable and accrued expenses	(7,312)	(6,901)
Accrued compensation and benefits	(22,674)	(18,704)
Deferred revenues	1,520	(121)
Other liabilities	83	(27)
Net cash provided by/(used in) operating activities	(11,727)	9,162

Cash flows from investing activities:
Purchase of property and equipment	(4,012)	(3,561)
Business acquisitions, net of cash acquired	(5,891)	(11,807)
Purchase of investments	(3,250)	(2,975)
Net cash used in investing activities	(13,153)	(18,343)

Cash flows from financing activities:
Repurchases of Class A common stock	(13,649)	(8,177)
Dividends	(5,012)	(3,141)
Distributions and other payments to noncontrolling unitholders	(2,378)	(2,135)
Proceeds from exercises of IPO Options	267	82
Increase in restricted cash	-	(3,156)
Other	-	(3)
Net cash used in financing activities	(20,772)	(16,530)

Effect of exchange rate on cash and cash equivalents	1,799	(2,369)

Net decrease in cash and cash equivalents	(43,853)	(28,080)
Cash and cash equivalents at beginning of period	113,328	107,311
Cash and cash equivalents at end of period	$69,475	$79,231

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2011
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$87,886	$-		$87,886
Reimbursable expenses	3,074	-		3,074
Total revenues	90,960	-		90,960

Direct client service costs
Compensation and benefits	49,059	55	(a)	49,114
Other direct client service costs	1,480	-		1,480
Acquisition retention expenses	297	(297)	(b)	-
Reimbursable expenses	3,132	-		3,132
	53,968	(242)		53,726

Operating expenses
Selling, general and administrative	24,982	(111)	(a)	24,871
Depreciation and amortization	2,567	-		2,567
Restructuring charges	904	(904)	(c)	-
Merger and acquisition costs	272	(272)	(d)	-
	28,725	(1,287)		27,438

Operating income	8,267	1,529		9,796

Other expense/(income), net
Interest income	(27)	-		(27)
Interest expense	91	-		91
Other expense	-	-		-
	64	-		64

Income before income taxes	8,203	1,529		9,732
				-
Provision for income taxes	2,556	1,405	(e)	3,961

Net income	5,647	124		5,771

Less: Net income attributable to the noncontrolling interest	2,223	(2,223)	(f)	-

Net income attributable to Duff & Phelps Corporation	$3,424	$2,347		$5,771

Pro forma fully exchanged, fully diluted shares outstanding			(g)	39,014

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.15

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)
Represents elimination of acquisition retention expenses which resulted from expense incurred from certain restricted stock awards that were granted in conjunction with the closing of certain acquisitions.

(c)	Represents elimination of restructuring charges.
(d)	Represents elimination of merger and acquisitions costs.
(e)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.7% for the full year which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

(f)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(g)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and the dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$88,742	$-		$88,742
Reimbursable expenses	1,962	-		1,962
Total revenues	90,704	-		90,704

Direct client service costs
Compensation and benefits	50,415	(1,176)	(a)	49,239
Other direct client service costs	1,881	-		1,881
Reimbursable expenses	2,039	-		2,039
	54,335	(1,176)		53,159

Operating expenses
Selling, general and administrative	26,304	(3,358)	(b)	22,946
Depreciation and amortization	2,350	-		2,350
Merger and acquisition costs	321	(321)	(c)	-
	28,975	(3,679)		25,296

Operating income	7,394	4,855		12,249

Other expense/(income), net
Interest income	(53)	-		(53)
Interest expense	76	-		76
Other expense	247	-		247
	270	-		270

Income before income taxes	7,124	4,855		11,979
				-
Provision for income taxes	2,506	2,270	(d)	4,776

Net income	4,618	2,585		7,203

Less: Net income attributable to the noncontrolling interest	2,111	(2,111)	(e)	-

Net income attributable to Duff & Phelps Corporation	$2,507	$4,696		$7,203

Pro forma fully exchanged, fully diluted shares outstanding			(f)	38,681

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.19

(a)
Represents elimination of equity-based compensation associated with Legacy Units and IPO Options totaling $636 and a charge from the departure of our former president and one of our segment leaders totaling $540.

(b)
Represents elimination of equity-based compensation associated with Legacy Units and IPO Options totaling $858 and a charge from the departure of our former president and one of our segment leaders totaling $2,500.

(c)	Represents elimination of merger and acquisition costs.
(d)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.3% for the full year which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarter ended June 30, 2010, the pro forma tax rate of 39.9% reflects a true-up adjustment relating to the three months ended March 31, 2010.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company and (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates.

(e)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(f)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2011
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$172,932	$-		$172,932
Reimbursable expenses	4,966	-		4,966
Total revenues	177,898	-		177,898

Direct client service costs
Compensation and benefits	95,967	(178)	(a)	95,789
Other direct client service costs	2,909	-		2,909
Acquisition retention expenses	379	(379)	(b)	-
Reimbursable expenses	5,069	-		5,069
	104,324	(557)		103,767

Operating expenses
Selling, general and administrative	49,304	(295)	(a)	49,009
Depreciation and amortization	5,056	-		5,056
Restructuring charges	904	(904)	(c)	-
Merger and acquisition costs	466	(466)	(d)	-
	55,730	(1,665)		54,065

Operating income	17,844	2,222		20,066

Other expense/(income), net
Interest income	(55)	-		(55)
Interest expense	148	-		148
Other expense	(7)	-		(7)
	86	-		86

Income before income taxes	17,758	2,222		19,980
				-
Provision for income taxes	5,620	2,512	(e)	8,132

Net income	12,138	(290)		11,848

Less: Net income attributable to the noncontrolling interest	4,601	(4,601)	(f)	-

Net income attributable to Duff & Phelps Corporation	$7,537	$4,311		$11,848

Pro forma fully exchanged, fully diluted shares outstanding			(g)	39,133

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.30

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)
Represents elimination of acquisition retention expenses which resulted from expense incurred from certain restricted stock awards that were granted in conjunction with the closing of certain acquisitions.

(c)	Represents elimination of restructuring charges.
(d)	Represents elimination of merger and acquisitions costs.
(e)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.7% for the full year which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company, (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates and (iii) all deferred tax assets related to foreign operations are fully realizable.

(f)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(g)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and the dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2010
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$177,906	$-		$177,906
Reimbursable expenses	4,760	-		4,760
Total revenues	182,666	-		182,666

Direct client service costs
Compensation and benefits	99,013	(1,774)	(a)	97,239
Other direct client service costs	3,869	-		3,869
Acquisition retention expenses	-	-		-
Reimbursable expenses	4,893	-		4,893
	107,775	(1,774)		106,001

Operating expenses
Selling, general and administrative	50,388	(3,843)	(b)	46,545
Depreciation and amortization	4,843	-		4,843
Merger and acquisition costs	321	(321)	(c)	-
Charge from impairment of certain intangible assets	674	-		674
	56,226	(4,164)		52,062

Operating income	18,665	5,938		24,603

Other expense/(income), net
Interest income	(77)	-		(77)
Interest expense	168	-		168
Other expense	232	-		232
	323	-		323

Income before income taxes	18,342	5,938		24,280
				-
Provision for income taxes	6,156	3,639	(d)	9,795

Net income	12,186	2,299		14,485

Less: Net income attributable to the noncontrolling interest	5,406	(5,406)	(e)	-

Net income attributable to Duff & Phelps Corporation	$6,780	$7,705		$14,485

Pro forma fully exchanged, fully diluted shares outstanding			(f)	38,850

Adjusted Pro Forma Net Income per fully exchanged, fully diluted shares outstanding				$0.37

(a)
Represents elimination of equity-based compensation associated with Legacy Units and IPO Options totaling $1,234 and a charge from the departure of our former president and one of our segment leaders totaling $540.

(b)
Represents elimination of equity-based compensation associated with Legacy Units and IPO Options totaling $1,343 and a charge from the departure of our former president and one of our segment leaders totaling $2,500.

(c)	Represents elimination of merger and acquisition costs.
(d)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.3% for the full year which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  The pro forma tax rate has changed from prior levels as a result of true-up adjustments.  Assumes (i) full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company and (ii) the Company has adopted a conventional corporate tax structure and is taxed as a C Corporation in the U.S. at prevailing corporate rates.

(e)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(f)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.